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                                                                 Exhibit 10.30

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of December 31, 2000 (this "Amendment"), amends the Credit Agreement, dated as of August 14, 1997 (as heretofore amended the "Credit Agreement"), among Phoenix Investment Partners, Ltd. (formerly known as Phoenix Duff & Phelps Corporation) (the "Company"), Phoenix Home Life Mutual Insurance Company (the "Guarantor"), Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as Syndication and Documentation Agent, The Bank of New York, as Administrative Agent and certain financial institutions (the "Banks"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects and to consent to certain payments, as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.10 below.


         1.1      Change of Control. The definition of "Change of Control" in
Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Change of Control" means


                  (a) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the voting power of the Guarantor, except an acquisition by the Parent pursuant to a Demutualization; or

                  (b) the failure of the Guarantor or the Parent to own either directly or indirectly, free and clear of all Liens or other encumbrances, at least 51% of the outstanding shares of the voting stock and of the capital stock of the Company on a fully diluted basis.
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         1.2 Termination Date. The definition of "Termination Date" in Section
1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

         "Termination Date" means the earliest to occur of:

         (a) August 14, 2002;

         (b) any date as of which the Company shall not be a Subsidiary of the Guarantor; and

         (c) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

         1.3 Total Debt to Capital Ratio. The definition of "Total Debt to Capital Ratio" in Section 1.1 of the Credit Agreement is hereby amended to state in its entirety as follows:

             "Total Debt to Capital Ratio" means the ratio for the Company, on a consolidated basis in accordance with GAAP, of its Indebtedness to the sum of its Indebtedness plus its Shareholders' Equity. For the purpose of the calculations of Indebtedness for this ratio, Indebtedness shall be reduced by an amount equal to the sum of (i) lesser of (A) 50% of any outstanding Subordinated Debt (the "Exchanged Debt") which has been exchanged for Subordinated Debt from preferred stock outstanding on the Closing Date and (B) $40,000,000 plus (ii) 50% of outstanding Intercompany Subordinated Debt, other than Exchanged Debt.

         1.4 Definitions. Section 1.1 of the Credit Agreement is hereby amended by the addition of the following definitions in proper alphabetical order:

             "Demutualization" shall mean a transaction or series of transactions pursuant to which the Guarantor is converted into a stock life insurance company pursuant to Section 7312 of the New York Insurance Law as amended from time to time, the corporate existence of the Guarantor continues, the Guarantor becomes a wholly-owned Subsidiary of the Parent and the financial condition of the Guarantor does not differ materially from its financial condition immediately prior to giving effect to the Demutualization.

             "Intercompany Subordinated Debt" means Subordinated Debt of the Company payable to the Parent or any other Affiliate of the Company. Without limiting this definition, the terms of the Intercompany Subordinated Debt shall not permit any payments in respect of such

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             Intercompany Subordinated Debt so long as any Obligations
             remain outstanding and unpaid or the Commitments have not been terminated.

             "Parent" shall mean a corporation of which the Guarantor becomes a direct or indirect wholly-owned Subsidiary as part of the Demutualization and which is itself not a Subsidiary of any other Person

         1.5 Facility B Credit. Sections 2.1(b) and 2.4 of the Credit Agreement are hereby deleted in their entirety and intentionally left blank. Notwithstanding any other provisions to the contrary in the Credit Agreement, the Facility B Commitments shall be terminated, the Banks shall make no Facility B Loans and no Facility B Conversions shall occur. Any Facility B Loans outstanding on the date hereof shall automatically be converted to Facility A Loans.

         1.6 Demutualization. Article VI of the Credit Agreement is hereby amended by adding the following Section 6.14 at the end.

                  Section 6.14. Demutualization. The Guarantor shall promptly notify the Administrative Agent (which shall in turn notify the Banks) of the consummation of the Demutualization with such notice to specify any change in the name of the Guarantor which is incident thereto and the name of the Parent. After consummation of the Demutualization, all references herein and in the Notes and any other instruments or documents executed and delivered pursuant hereto to Phoenix Home Life Mutual Insurance Company shall without further action be deemed references to the new or changed name of the Guarantor.

         1.7 Mergers, Consolidations and Sales of Assets. Subsection 7.2(b) of the Credit Agreement is hereby amended by inserting the words "or the Parent" after the word "Guarantor" where it appears for the last time in the last sentence of that Subsection.

         1.8 Intercompany Subordinated Debt. Section 7.4 of the Credit Agreement is hereby amended by the deletion of the word "and" at the end of clause (d), the numbering of clause (e) as clause (f) and the insertion of the following as a new clause (e):

                  (e) Intercompany Subordinated Debt.

         1.9 Restricted Payment. Section 7.10(b) of the Credit Agreement is hereby amended to state in its entirety as follows:

         "Section 7.10. Restricted Payments. The Guarantor shall not suffer or permit any Subsidiary to, and the Company shall not, declare or make any dividend payment or other
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distribution of assets, properties, cash, rights, obligations or securities to its policy holders or shareholders, except that:

         (a) The Guarantor and its Insurance Subsidiaries may pay policy holder dividends;

         (b) The Guarantor may pay cash dividends permitted by law without regulatory approval, so long as after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

         (c) The Company or the Guarantor may make dividends and distributions, payable solely in common stock;

         (d) The Company may in any fiscal quarter pay cash dividends and repurchase stock not in excess of its income in such fiscal quarter, so long as after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; and

         (e) Any Subsidiary of the Guarantor (other than the Company) may pay in any fiscal quarter cash dividends, so long as after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

         1.10 Guaranty. Article XI of the Credit Agreement is hereby amended by adding the following clauses (m) and (n) at the end:

         (m) Guaranty. The obligations of the Guarantor under this Agreement shall cease to be in full force and effect or the Guarantor or any other Person shall directly or indirectly contest its enforceability.

         (n) Parent Guaranty. Within five Business Days after any
Demutualization, the Parent shall fail to deliver a guaranty of the Obligations, in form satisfactory to the Banks together with such resolutions, incumbency certificates and opinions of counsel as the Administrative Agent may reasonably request, or, thereafter, the Parent or any other Person shall directly or indirectly contest the enforceability of such guaranty.

         SECTION 2 CONSENT The Banks hereby consent to payments in respect of Subordinated Debt of the Company not held by the Guarantor consisting of 6% Convertible Subordinated Debentures due 2015 and the cancellation of certain stock options of the Company, notwithstanding any provisions of Sections 7.10 or
7.16 of the Credit Agreement to the contrary, so long as after giving effect to such payments the Guarantor shall be the sole shareholder of the Company.
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         SECTION 3 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 3 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Company, the Guarantor and the Banks.

         3.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Agent:

         (a) Amendment. This Amendment, duly executed by the Company, the Guarantor, the Administrative Agent and the Majority Banks.

         (b) Company Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

         (c) Guarantor Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Guarantor, as to (i) resolutions of the Board of Directors of the Guarantor then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Guarantor authorized to act with respect to this Amendment and each other document described herein.

         (d) Opinion of Counsel. An opinion, addressed to the Administrative Agent and all Banks, from counsel to the Company and the Guarantor, in form satisfactory to the Agent.

         3.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company and the Guarantor shall be true and correct (and the Company and the Guarantor, by their execution of this Amendment, hereby represent and warrant to the Administrative Agent and each Bank that such statements are true and correct as at such times):

         (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

         (b) no Default or Event of Default, Guarantor Default or Guarantor Event of Default shall have then occurred and be continuing.
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         SECTION 4 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the
Administrative Agent to enter into this Amendment, the Borrower and the Guarantor hereby represent and warrant to the Administrative Agent and each Bank as follows:

         4.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Company and the Guarantor of this Amendment are within the corporate powers of the Company and the Guarantor, have been duly authorized by all necessary corporate action, and do not

             (a) contravene the Organization Documents of the Company or the Guarantor;

             (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company or the Guarantor; or

             (d) result in, or require the creation or imposition of, any Lien on any properties of the Company or the Guarantor.

         4.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company and the Guarantor of this Amendment.

         4.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligations of the Company and the Guarantor enforceable in accordance with its terms.

         SECTION 5 MISCELLANEOUS.

         5.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         5.2 Payment of Costs and Expenses. The Company agrees to pay on demand all expenses of the Agents (including the fees and out-of-pocket expenses of counsel to the Agents) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         5.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

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         5.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         5.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         5.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         5.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                          PHOENIX INVESTMENT PARTNERS, LTD.


                                          By: /s/ William R. Moyer
                                              --------------------------------
                                                  William R. Moyer

                                                  Executive Vice President and
                                          Title:  Chief Financial Officer
                                                  ----------------------------

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                                          PHOENIX HOME LIFE MUTUAL INSURANCE
                                          COMPANY


                                          By: /s/ Raymond E. Cummings
                                              --------------------------------
                                                  Raymond E. Cummings

                                          Title:  Treasurer
                                                  ----------------------------



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                                          BANK OF AMERICA, N.A., as
                                          Syndication Agent, Documentation Agent
                                          and a Bank


                                          By: /s/ Gary R. Peet
                                              --------------------------------
                                                  Gary R. Peet

                                          Title:  Managing Director
                                                  ----------------------------



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                                          THE BANK OF NEW YORK,
                                          as Administration Agent and a Bank


                                          By: /s/ Scott H. Buitekant
                                              --------------------------------
                                                  Scott H. Buitekant

                                          Title:  Vice President
                                                  ----------------------------



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                                      FLEET NATIONAL BANK,
                                      as a Bank


                                      By: /s/ George Urban
                                          -----------------------------------
                                              George Urban

                                              George Urban for David Albanesi
                                      Title:  Director
                                              -------------------------------



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                                          BANK OF MONTREAL,
                                          as a Bank


                                          By: /s/ Brian L. Banke
                                              --------------------------------
                                                  Brian L. Banke

                                          Title:  Director
                                                  ----------------------------



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                                          SUNTRUST BANK,
                                          as a Bank


                                          By: /s/ W. David Wisdom
                                              --------------------------------
                                                  W. David Wisdom

                                          Title:  Vice President
                                                  ----------------------------





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                                          STATE STREET BANK AND TRUST
                                          COMPANY, as a Bank


                                          By: /s/ Edward M. Anderson
                                              --------------------------------
                                                  Edward M. Anderson

                                          Title:  Vice President
                                                  ----------------------------



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                                          DEUTSCHE BANK AG, New York Branch
                                          as Syndication Agent and a Bank


                                          By: /s/ Susan A. Maros
                                              --------------------------------
                                                  Susan A. Maros

                                          Title:  Managing Director
                                                  ----------------------------



                                          By: /s/ Alan Krouk
                                              --------------------------------
                                                  Alan Krouk

                                          Title:  Vice President
                                                  ----------------------------



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                                          CREDIT LYONNAIS NEW YORK BRANCH,
                                          as a Bank


                                          By: /s/ Sebastian Rocco
                                              --------------------------------
                                                  Sebastian Rocco

                                          Title:  Senior Vice President
                                                  ----------------------------





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